SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): April 20, 2004

State Financial Services Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-018166	39-1489983
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

815 North Water Street, Milwaukee, Wisconsin 53202-3526
(Address of principal executive offices including zip code)

(414) 425-1600
(Registrant's telephone number)

Item 7.    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibit is being furnished herewith:

(99)	Press Release of State Financial Services Corporation, dated April 20, 2004.

Item 12.    Results of Operations and Financial Condition.

        On April 20, 2004, State Financial Services Corporation (the “Company”) issued a press release announcing the Company’s quarterly financial results for the reporting period ended March 31, 2004. A copy of the Company’s press release is being furnished as Exhibit 99 to this Current Report.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE FINANCIAL SERVICES CORPORATION
Date: April 23, 2004	By: /s/ Daniel L. Westrope
Daniel L. Westrope
Senior Vice President and Chief Financial Officer

STATE FINANCIAL SERVICES CORPORATION

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

(99)	Press Release of State Financial Services Corporation, dated April 20, 2004.